SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 18, 2003
                                                          --------------



                     People's Community Capital Corporation
                     --------------------------------------
                            (Exact name of registrant
                          as specified in its charter)




  South Carolina                     333-25179                  58-2287073
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(State or other                    (Commission              (I.R.S. Employer
 jurisdiction of                    File Number)             Identification No.)
 incorporation)




               125 Park Avenue, S.W., Aiken, South Carolina 29801
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (803) 641-0142
                                                           --------------



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



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Item 9.  Regulation FD Disclosure.

     On March 18, 2003, the Chief Executive Officer, Tommy B. Wessinger, and the Chief Financial Officer, Jean H. Covington, each furnished to the Securities and Exchange Commission the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached to this report as Exhibit 99.1.












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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PEOPLE'S COMMUNITY CAPITAL CORPORATION



                                     By:      /s/ Tommy B. Wessinger
                                        ----------------------------------
                                     Name:    Tommy B. Wessinger
                                     Title:   Chief Executive Officer

Dated: March 18, 2003


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

                                                             EXHIBIT INDEX

Exhibit Number             Description

99.1 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.




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